INCOME TAXES	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
INCOME TAXES	INCOME TAXES
Provision for Income Taxes

year ended December 31	2021	2020	2019
(millions of Canadian $)

Current
Canada	29	(54)	84
Foreign[1]	276	306	615
	305	252	699
Deferred
Canada	(327)	(224)	(29)
Foreign	142	166	84
	(185)	(58)	55
Income Tax Expense	120	194	754
1The 2019 current foreign income tax expense mainly relates to the sale of certain Columbia Midstream assets in August 2019. Refer to Note 28, Acquisitions and dispositions, for additional information.
Geographic Components of Income before Income Taxes

year ended December 31	2021	2020	2019
(millions of Canadian $)

Canada	(292)	691	1,144
Foreign	2,458	4,416	4,043
Income before Income Taxes	2,166	5,107	5,187
Reconciliation of Income Tax Expense

year ended December 31	2021	2020	2019
(millions of Canadian $)

Income before income taxes	2,166	5,107	5,187
Federal and provincial statutory tax rate	23.0%	24.0%	26.5%
Expected income tax expense	498	1,226	1,375
Valuation allowance releases	(8)	(400)	(259)
Foreign income tax rate differentials	(230)	(258)	(180)
Income tax differential related to regulated operations	(139)	(228)	(159)
Income from non-controlling interests and equity investments	(70)	(141)	(78)
Alberta tax rate reduction	—	—	(32)
Non-taxable portion of capital gains	—	(62)	(28)
Non-deductible goodwill on the Columbia Midstream asset disposition	—	—	154
Impact of Mexico inflationary adjustments	32	7	13
Other	37	50	(52)
Income Tax Expense	120	194	754
Deferred Income Tax Assets and Liabilities

at December 31	2021	2020
(millions of Canadian $)

Deferred Income Tax Assets
Tax loss and credit carryforwards	1,163	1,389
Regulatory and other deferred amounts	537	532
Unrealized foreign exchange losses on long-term debt	130	154
Financial instruments	—	48
Other	46	70
	1,876	2,193
Less: Valuation allowance	229	243
	1,647	1,950
Deferred Income Tax Liabilities
Difference in accounting and tax bases of plant, property and equipment	5,616	6,124
Equity investments	1,219	1,087
Taxes on future revenue requirement	333	287
Other	112	81
	7,280	7,579
Net Deferred Income Tax Liabilities	5,633	5,629
The above deferred tax amounts have been classified on the Consolidated balance sheet as follows:

at December 31	2021	2020
(millions of Canadian $)

Deferred Income Tax Assets
Other long-term assets (Note 14)	509	177
Deferred Income Tax Liabilities
Deferred income tax liabilities	6,142	5,806
Net Deferred Income Tax Liabilities	5,633	5,629
At December 31, 2021, the Company has recognized the benefit of non-capital loss carryforwards of $4,067 million (2020 – $3,671 million) for federal and provincial purposes in Canada, which expire from 2030 to 2041. The Company has not yet recognized the benefit of capital loss carryforwards of $21 million (2020 – $253 million) for federal and provincial purposes in Canada which have no expiry date. The Company also has Ontario minimum tax credits of $113 million (2020 – $106 million), which expire from 2026 to 2041.
At December 31, 2021, the Company has fully recognized the benefit of net operating loss carryforwards of US$446 million (2020 – US$849 million) for federal purposes in the U.S., which expire in 2037.
At December 31, 2021, the Company has recognized the benefit of net operating loss carryforwards of US$10 million (2020 – US$13 million) in Mexico, which expire from 2024 to 2031.
TC Energy recorded an income tax valuation allowance of $229 million and $243 million against the deferred income tax asset balances at December 31, 2021 and 2020, respectively. At each reporting date, the Company considers new evidence, both positive and negative, that could affect its view of the future realization of deferred tax assets. As at December 31, 2021, the Company determined there was sufficient positive evidence to conclude that it is more likely than not that the net deferred tax assets will be realized.
At December 31, 2020, the Company recorded $400 million in valuation allowance releases primarily a result of the final investment decision to proceed with the construction of the Keystone XL pipeline, the sale of the Ontario natural gas-fired power plants and the sale of a 65 per cent per cent equity interest in Coastal GasLink LP. Refer to Note 28, Acquisitions and dispositions, for additional information on the sale of the Ontario natural gas-fired power plants and Coastal GasLink LP equity sale.
Unremitted Earnings of Foreign Investments
Income taxes have not been provided on the unremitted earnings of foreign investments that the Company does not intend to repatriate in the foreseeable future. Deferred income tax liabilities would have increased at December 31, 2021 by approximately $896 million (2020 – $684 million) if there had been a provision for these taxes.
Income Tax Payments
Income tax payments of $371 million, net of refunds, were made in 2021 (2020 – payments, net of refunds, of $252 million; 2019 – payments, net of refunds, of $713 million).
Reconciliation of Unrecognized Tax Benefit
Below is the reconciliation of the annual changes in the total unrecognized tax benefit:

at December 31	2021	2020	2019
(millions of Canadian $)

Unrecognized tax benefit at beginning of year	52	29	19
Gross increases – tax positions in prior years	5	26	13
Gross decreases – tax positions in prior years	(1)	(2)	(1)
Gross increases – tax positions in current year	26	1	—
Lapse of statutes of limitations	(2)	(2)	(2)
Unrecognized Tax Benefit at End of Year	80	52	29
TC Energy's practice is to recognize interest and penalties related to income tax uncertainties in Income tax expense. Income tax expense for the year ended December 31, 2021 reflects $1 million interest expense (2020 – $4 million; 2019 – $4 million). At December 31, 2021, the Company had accrued $12 million in interest expense (2020 – $11 million; 2019 – $7 million). The Company incurred no penalties associated with income tax uncertainties related to Income tax expense for the years ended December 31, 2021, 2020 and 2019 and no penalties were accrued as at December 31, 2021, 2020 and 2019.
Subject to the results of audit examinations by taxing authorities and other legislative amendments, TC Energy does not anticipate further adjustments to the unrecognized tax benefits during the next 12 months that would have a material impact on its financial statements.
TC Energy and its subsidiaries are subject to either Canadian federal and provincial income tax, U.S. federal, state and local income tax or the relevant income tax in other international jurisdictions. The Company has substantially concluded all Canadian federal and provincial income tax matters for the years through 2013. Substantially all material U.S. federal, state and local income tax matters have been concluded for years through 2014. Substantially all material Mexico income tax matters have been concluded for years through 2013, except as further described below.
Mexico Tax Audit
In 2019, the Mexican tax authority, Tax Administration Services (SAT), completed an audit of the 2013 tax return of one of the Company’s subsidiaries in Mexico. The audit resulted in a tax assessment which denied the deduction for all interest expense and an assessment of additional tax, penalties and financial charges totaling less than US$1 million. The Company disagreed with this assessment and commenced litigation. In January 2022, the Company received the tax court’s ruling on the 2013 tax return, which was in favour of the SAT. The Company believes this ruling is unreasonable and did not conform with Mexican tax regulations and will appeal this decision. In support of the Company’s position, the Mexican Tax Ombudsman (the PRODECON), previously determined that this subsidiary’s tax filings were appropriate.
From September 2021 to February 2022, the SAT issued assessments for tax years 2014 through 2017 which denied the deduction of all interest expense as well as assessed incremental withholding tax on the interest. These assessments totaled approximately US$490 million in tax, interest, penalties and financial charges. If the SAT continues to reassess the tax filings of this subsidiary for subsequent years on a similar basis, there is a risk of a material increase to the Company’s exposure.
Based on recent discussions with the SAT, the Company believes that the areas of concern are confined to a subset of matters within these assessments. The Company will defend its position on these assessments and pursue all available legal tax remedies.  Based on the Company’s own judgment, as well as that of third-party advisors, management believes it is more likely than not that the Company’s tax position will be sustained and no provision with respect to this matter has been recognized in the consolidated financial statements.